Biotechnology Portfolio	Series 01A [ 3/29/2001 - Current Offering ] | cusip: 294712245
Fund Overview
As of April 3, 2001
Closing NAV: 0.88947	Previous Close: 0.93854	Change: -0.04907	% Change: -5.22833%

The Objective:
The Portfolio seeks capital appreciation by investing in stocks from the biotechnology sector.

The Strategy:
We believe an opportunity currently exists with biotechnology stocks due to high levels of development for new products and applications, an aging population and intercompany efforts to produce, develop and market new drugs. Portfolio stocks are selected by Merrill Lynch's Global Securities Research & Economics Group for their capital appreciation potential and strong fundamentals. We believe that these companies have promising potential for new product development. Defined Asset Funds screens the stocks for market capitalization and liquidity.

The Portfolio follows a disciplined investment strategy, holding its stocks for a two-year period. However, each stock is reviewed regularly and can be sold in the event of a significant adverse development. At the end of two years, we intend to reapply the screening process to create a new Portfolio. You can choose to roll your proceeds into the new Portfolio, if available, or redeem your investment.

Offered By: This portfolio is offered by Merrill Lynch (BIO01A), Morgan Stanley Dean Witter (BIOT01A); Special Dealer - UBS PaineWebberSM (BIO01A).
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Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of Tuesday, April 03, 2001
Security	Symbol	Price	% of Portfolio
Serono SA	SRA	19.43	10.66
Genzyme Corporation	GENZ	87.11	10.65
MedImmune, Inc.	MEDI	30.44	9.35
Immunex Corporation	IMNX	12.13	8.48
Amgen, Inc.	AMGN	54.69	8.06
IDEC Pharmaceuticals Corporation	IDPH	35.69	7.95
Inhale Therapeutic Systems, Inc.	INHL	19.25	6.46
Genentech, Inc.	DNA	43.35	5.98
CV Therapeutics, Inc.	CVTX	25.63	5.79
Adolor Corporation	ADLR	18.00	3.39
Biogen, Inc.	BGEN	59.81	3.19
Vertex Pharmaceuticals Inc.	VRTX	31.56	3.17
Chiron Corporation	CHIR	41.44	3.12
Teva Pharmaceutical Industries Limited	TEVA	51.70	3.08
ImClone Systems, Inc.	IMCL	28.19	2.92
Regeneron Pharmaceuticals, Inc.	REGN	21.13	2.85
Immunomedics, Inc.	IMMU	7.56	2.49
NPS Pharmaceuticals, Inc.	NPSP	17.81	1.73
Celgene Corporation	CELG	18.81	1.71
Fees & Expenses
Defining Your Costs
You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge in six monthly installments of about $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of its two-year life ($30.00 total).

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% per year of net assets)	0.60%
Sales Charges	4.00%
Total Maximum Sales Charges (including Creation and Development Fee)	4.60%

If you sell your units before the final deferred sales charge installment in either the first or second year, any remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Annual Operating Expenses (0.206% of net assets)	$2.04

Estimated Organization Costs	$2.58

Volume Purchase Discounts For larger purchases, the sales charges (excluding Creation and Development Fee) are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,000	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 2.25% of your investment.
*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you want capital appreciation. You may benefit from a professionally selected and monitored portfolio whose risk is reduced by investing in equity securities of different issuers.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

This Portfolio, which should be considered speculative, is designed for investors who can assume the risks associated with biotechnology stocks. It generally is not appropriate for investors seeking capital preservation or current income. Most of these stocks do not pay dividends.

The value of your investment will fluctuate with the prices of the underlying stocks.

This Portfolio consists entirely of biotechnology stocks whose prices can be extremely volatile. It should not be considered a complete investment program. This industry is subject to special risks, including significant expenditures on research and development, FDA approval and product liability.

This Portfolio contains international equity investments, which may involve special risks including higher price volatility, currency fluctuations and political developments.

There can be no assurance that this Portfolio will meet its objective.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
One (1) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment).
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

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Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley Dean Witter (Sponsor) | UBS PaineWebberSM (Special Dealer)

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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